NORTH CAROLINA                                                SECOND AMENDMENT
                                                                     TO
DURHAM COUNTY                                               EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into effective the 1st day of September, 1999 by and between PHYAMERICA PHYSICIAN GROUP, INC., f/k/a COASTAL HEALTHCARE GROUP, INC., a Delaware corporation ("Corporation"), and STEVEN M. SCOTT, M.D. ("Employee").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, Corporation and Employee have previously entered into an employment agreement dated April 1, 1991, and an amendment thereto dated April 1, 1994 (collectively, the "Employment Agreement") under which Employee is currently employed by Corporation; and

     WHEREAS, Corporation and Employee desire to modify the existing terms of employment of Employee to increase his annual salary;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Paragraph 3(a) of the Employment Agreement shall be amended effective as of September 1, 1999, to read as follows:

          (a) An  annual  salary of Five  Hundred  Thousand  Dollars  ($500,000)
     payable in twelve equal monthly installments in accordance with the Corporation's payroll policies. The annual salary shall be reviewed annually, and may be increased in the discretion of the Compensation Committee of the Corporation's Board of Directors.

          2. Except as specifically modified as set forth above, all of the remaining terms, conditions and covenants of the Employment Agreement between Corporation and Employee are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, Corporation has caused this Amendment to be executed under its seal and by its duly authorized officers, upon the approval by the Compensation Committee of the Board of Directors, and Employee has hereunto set his hand and seal as of the day and year first above written.

                                         PHYAMERICA PHYSICIAN GROUP, INC.

                                         By:________________________________

ATTEST:

----------------------
Secretary

[Corporate Seal]

                                         EMPLOYEE:

                                         _______________________________(SEAL)
                                         Steven M. Scott, M.D.

NORTH CAROLINA

DURHAM COUNTY

     I,  __________________________________,  a Notary  Public of the  aforesaid
County and State, do hereby certify that _______________________ personally appeared before me this day and acknowledged that (s)he is the ______________ of PhyAmerica Physician Group, Inc., a Delaware corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its ___________, and attested by herself/himself as ____________________, and sealed with its common corporate seal.

     Witness my hand and notarial seal this ____ day of _____________, 1999.


                                         ----------------------------
                                                Notary Public

My Commission Expires:

----------------------


NORTH CAROLINA

DURHAM COUNTY

     I, _______________________________, a Notary Public of the aforesaid County and State, do hereby certify that Steven M. Scott, M.D. personally appeared before me this day and acknowledged the execution of the foregoing instrument.

     Witness my hand and notarial seal this ____ day of _________, 1999.

                                         ------------------------------
                                                Notary Public

My Commission Expires:

----------------------